As Filed with the Securities and Exchange Commission on October 26, 2006

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): Oct. 26, 2006 (Oct. 24, 2006)

MONSANTO COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16167	43-1878297
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 North Lindbergh Boulevard

St. Louis, Missouri 63167

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (314) 694-1000

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d.-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13a-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02         Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 24, 2006, Monsanto Company’s Board of Directors elected Arthur H. Harper to the Board of Directors. The Board appointed Mr. Harper to its Public Policy and Corporate Responsibility Committee and Science and Technology Committee.

Mr. Harper is Managing Partner of GenNx360 Capital Partners, a private equity firm focused on business to business companies. He was formerly President and Chief Executive Officer of the Equipment Services division of General Electric Corporation. He had served in various senior management positions during his 20-plus-year tenure at General Electric.

A Press Releases announcing the appointment of Mr. Harper as director as described above is attached hereto as Exhibit 99.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits. The following document is filed as an exhibit to this report:

Exhibit 99	Press Release dated Oct. 24, 2006

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: Oct. 26, 2006

MONSANTO COMPANY

By:         /s/ Christopher A. Martin

Name: Christopher A. Martin

Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99	Press Release dated Oct. 24, 2006.

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